UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2014

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 28, 2014, Northwest Pipe Company, an Oregon corporation (the “Company”) and Centric Pipe, LLC, a Texas limited liability company (“Buyer”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Buyer agreed to purchase substantially all of the assets and liabilities associated with the oil country tubular goods business conducted by the Company at its manufacturing facilities in Bossier City, Louisiana and Houston, Texas, excluding the real property located in Houston, Texas (the “Acquisition”). The Purchase Agreement includes customary representations, warranties, covenants and agreements by the parties, including mutual indemnification obligations.

The Acquisition was completed on March 31, 2014. The purchase price was approximately $42.7 million, subject to a post-closing adjustment based on changes in net working capital. Approximately $4.3 million of the proceeds will be held in escrow for twelve months to secure the Company’s indemnification obligations under the Purchase Agreement. Approximately $5.2 million was used to repay Company debt related to and secured by certain assets at the Bossier City, Louisiana manufacturing facility. In connection with the Acquisition, the Company and Buyer entered into a six month lease of the real property located in Houston, Texas (the “Houston Real Property”), and the Company granted Buyer an option to purchase the Houston Real Property under certain circumstances.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On March 31, 2014, the Company issued a press release announcing the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits

2.1	Asset Purchase Agreement by and between Northwest Pipe Company and Centric Pipe, LLC, dated as of March 28, 2014*

99.1	Press release issued by Northwest Pipe Company on March 31, 2014

99.2	Unaudited condensed consolidated pro forma statement of operations for the twelve months ended December 31, 2013 and condensed consolidated pro forma balance sheet as of December 31, 2013.

*	Schedules and similar attachments to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 31, 2014.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ ROBIN GANTT
Robin Gantt,
Senior Vice President and Chief Financial Officer